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                                                                                                                       Exhibit 99.10
[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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                                             Class 2-A Available Funds Rate Schedule (1)
                                             -------------------------------------------

   -----------------------------------------------------               -----------------------------------------------------------
                      Available              Available                                        Available                  Available
                      Funds Rate             Funds Rate                                      Funds Rate                 Funds Rate
    Period               (%)                    (%)                    Period                    (%)                        (%)
    ------               ---                    ---                    ------                    ---                        ---
                        (2)                    (3)                                               (2)                        (3)

       1               6.693                  9.500                      46                     7.410                     10.500
       2               6.470                  9.500                      47                     6.928                     10.500
       3               6.261                  9.500                      48                     7.152                     10.500
       4               6.261                  9.500                      49                     6.917                     11.500
       5               6.469                  9.500                      50                     7.144                     11.500
       6               6.261                  9.500                      51                     6.909                     11.500
       7               6.469                  9.500                      52                     6.905                     11.500
       8               6.260                  9.500                      53                     7.132                     11.500
       9               6.260                  9.500                      54                     6.898                     11.500
      10               6.931                  9.500                      55                     7.124                     11.500
      11               6.260                  9.500                      56                     6.890                     11.500
      12               6.466                  9.500                      57                     6.886                     11.500
      13               6.258                  9.500                      58                     7.620                     11.500
      14               6.467                  9.500                      59                     6.878                     11.500
      15               6.258                  9.500                      60                     7.104                     11.500
      16               6.258                  9.500                      61                     6.871                     12.000
      17               6.467                  9.500                      62                     7.096                     12.000
      18               6.259                  9.500                      63                     6.863                     12.000
      19               6.468                  9.500                      64                     6.859                     12.000
      20               6.259                  9.500                      65                     7.084                     12.000
      21               6.259                  9.500                      66                     6.851                     12.000
      22               6.930                  9.500                      67                     7.075                     12.000
      23               6.263                  9.500                      68                     6.843                     12.000
      24               6.608                  9.500                      69                     6.839                     12.000
      25               6.397                  9.500                      70                     7.568                     12.000
      26               6.610                  9.500                      71                     6.832                     12.000
      27               6.397                  9.500                      72                     7.055                     12.000
      28               6.397                  9.500                      73                     6.824                     12.000
      29               6.609                  9.500                      74                     7.047                     12.000
      30               6.389                  9.500                      75                     6.816                     12.000
      31               6.601                  9.500                      76                     6.812                     12.000
      32               6.387                  9.500                    -----------------------------------------------------------
      33               6.386                  9.500
      34               7.076                  9.500
      35               6.391                  9.500
      36               6.650                  9.500
      37               6.965                  10.500
      38               7.194                  10.500
      39               6.958                  10.500
      40               6.954                  10.500
      41               7.182                  10.500
      42               6.947                  10.500
      43               7.175                  10.500
      44               6.939                  10.500
      45               6.936                  10.500
   -----------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.10%, 6-Month LIBOR stays at 1.52%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing
Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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